EXHIBIT 10.9

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of June 30, 2016, by and among BROADSTONE NET LEASE, LLC (the “Borrower”), BROADSTONE NET LEASE, INC. (the “Parent”), each of the Lenders party hereto and MANUFACTURERS AND TRADERS TRUST COMPANY, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, the Parent, the Lenders, the Administrative Agent and certain other parties have entered into that certain Credit Agreement dated as of October 2, 2012 (as amended including by (i) that certain First Amendment to Credit Agreement dated as of June 27, 2014 by and among the Borrower, the Parent, certain Lenders, the Administrative Agent and the other parties thereto, (ii) that certain Second Amendment to Credit Agreement and Agreement Regarding Commitment Increases and Additional Term Loans dated as of December 22, 2014 by and among the Borrower, the Parent, certain Lenders, the Administrative Agent and the other parties thereto, and (iii) that certain Third Amendment to Credit Agreement dated as of November 6, 2015 by and among the Borrower, the Parent, certain Lenders, the Administrative Agent and the other parties thereto, and as in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”);

WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Specific Amendments to Credit Agreement. Upon the effectiveness of this Amendment, the parties hereto agree that the Credit Agreement shall be amended as follows:

(a)    The Credit Agreement is amended by amending and restating the following definitions contained in Section 1.1. thereof in their entirety as follows:

“Defaulting Lender” means, subject to Section 3.9.(f), any Lender that (a) has failed to (i) fund all or any portion of a Loan to be made by it within 2 Business Days of the date such Loan was required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the Issuing Bank or any Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit) within 2 Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent or the Issuing Bank in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund its Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within 3 Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder, or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 3.9.(f)) upon delivery of written notice of such determination to the Borrower, the Issuing Bank and each Lender.

“Tangible Net Worth” means, as of a given date, stockholders’ equity of the Parent and its Subsidiaries determined on a consolidated basis plus increases in accumulated depreciation and amortization accrued after December 31, 2014, minus (to the extent included when determining stockholders’ equity of the Parent and its Subsidiaries): (a) the amount of any write-up in the book value of any assets reflected in any balance sheet resulting from revaluation thereof or any write-up in excess of the cost of such assets acquired, and (b) the aggregate of all amounts appearing on the assets side of any such balance sheet for franchises, licenses, permits, patents, patent applications, copyrights, trademarks, service marks, trade names, goodwill, treasury stock, experimental or organizational expenses and other like assets which would be classified as intangible assets under GAAP (other than lease intangible assets, net of lease intangible liabilities), all determined on a consolidated basis.

(b)    The Credit Agreement is further amended by adding the following definitions to Section 1.1. thereof in the appropriate alphabetical location:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(c)    The Credit Agreement is further amended by removing Section 3.8. in its entirety.

(d)    The Credit Agreement is further amended by restating Section 4.1.(b) thereof in its entirety as follows:

(b)    Additional Borrowing Base Properties. If after the Effective Date the Borrower desires that any additional Eligible Property be included in calculations of the Borrowing Base, the Borrower shall so notify the Administrative Agent in writing and provide the Administrative Agent with the following, in form and substance reasonably satisfactory to the Administrative Agent:

(i)    An executive summary of the Property including, at a minimum, the following information relating to such Property: (A) a description of such Property, such description to include the age, location, survey, current occupancy rate and physical condition of such Property, (B) a 12-month forward rent roll if not included in the schedules attached to the Borrowing Base Certificate;

(ii)    A Borrowing Base Certificate that includes the Unencumbered Eligible Property Value of such Property;

(iii)    To the extent the owner of such Property is not the Borrower or already party to the Guaranty, such deliveries as are required pursuant to Section 8.12 hereof (which items shall be delivered, and such Subsidiary shall become a Guarantor, prior to the date such Property is included as a Borrowing Base Property); and

(iv)    Such other information the Administrative Agent may reasonably request in order to confirm that the Property is an Eligible Property.

Upon the Administrative Agent’s receipt of all of the foregoing items which shall be in form and substance reasonably satisfactory to the Administrative Agent, such Property shall be deemed to be a Borrowing Base Property.

(e)    The Credit Agreement is further amended by amending and restating Section 3.9(d) in its entirety as follows:

(d)    Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in Letter of Credit Liabilities shall be reallocated among the Non-Defaulting Lenders with Revolving Commitments in accordance with their respective Revolving Commitment Percentages (determined without regard to such Defaulting Lender’s Revolving Commitment) but only to the extent that (x) the conditions set forth in Article VI. are satisfied at the time of such reallocation (and, unless the Borrower shall have otherwise notified the Administrative Agent at such time, the Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the aggregate Revolving Credit Exposure of any such Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Commitment. Subject to Section 13.21., no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

(f)    The Credit Agreement is further amended by adding the following at the end of Section 7.1. thereof:

(bb)    None of the Parent, the Borrower or any Subsidiary is an EEA Financial Institution.

(g)    The Credit Agreement is further amended by adding the following new Section 13.21.:

Section 13.21. Acknowledgement and Consent to Bail-In of EEA Financial Institutions.

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)    the effects of any Bail-in Action on any such liability, including, if applicable:

(i)    a reduction in full or in part or cancellation of any such liability;

(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)     the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

Section 2. Conditions Precedent. The effectiveness of this Amendment, is subject to receipt by the Administrative Agent of the following, each in form and substance satisfactory to the Administrative Agent:

(a)    a counterpart of this Amendment duly executed by the Borrower, the Parent, the Administrative Agent and the Requisite Lenders;

(b)    a Guarantor Acknowledgement substantially in the form of Exhibit A attached hereto, executed by each Guarantor;

(c)    evidence that all fees, expenses and reimbursement amounts due and payable to the Administrative Agent have been paid; and

(d)    such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 3. Representations. Each of the Parent and the Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)    Authorization. This Amendment has been duly authorized by all necessary limited liability company action of the Borrower and all corporate action of the Parent, and the Parent has the requisite power and authority to execute and deliver on behalf of itself and the Borrower this Amendment. Each of the Borrower and the Parent has the requisite power and authority to perform this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by the Borrower and the Parent and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower and the Parent enforceable against the Borrower and the Parent in accordance with their respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally and (ii) the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.

(b)    Compliance with Laws, etc. The execution and delivery by the Borrower and the Parent of this Amendment and the performance by the Borrower and the Parent of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Governmental Approvals or violate any Applicable Laws (including all Environmental Laws) relating to the Parent, the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Parent, the Borrower or any other Loan Party, or any material indenture, agreement or other instrument to which the Parent, the Borrower or any other Loan Party is a party or by which it or any of its respective properties are bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Parent, the Borrower or any other Loan Party other than in favor of the Administrative Agent for its benefit and the benefit of the Lenders.

(c)    No Default. No Default or Event of Default has occurred and is continuing as of the date hereof, nor will exist immediately after giving effect to this Amendment.

Section 4. Reaffirmation of Representations by Borrower and Parent. Each of the Parent and the Borrower hereby repeats and reaffirms all representations and warranties made by the Parent and the Borrower to the Administrative Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 5. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 6. Expenses. The Borrower shall reimburse the Administrative Agent upon demand for all reasonable, documented out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 7. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 9. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained in Section 1 hereof shall be deemed to have prospective application only from the date this Amendment becomes effective. The Credit Agreement, as herein amended, is hereby ratified and confirmed in all respects. Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Credit Agreement, as herein amended, or any other Loan Document.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns. Signatures hereto delivered by facsimile transmission, emailed .pdf file or other similar forms of electronic transmission shall be deemed original signatures, which hereby may be relied upon by all parties and shall be binding on the respective signor.

Section 11. Loan Documents. This Amendment and the executed Guarantor Acknowledgement substantially in the form attached hereto as Exhibit A shall be deemed to be “Loan Documents” for all purposes under the Credit Agreement and the other Loan Documents.

Section 12. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement, as amended by this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Credit Agreement to be executed as of the date first above written.

THE BORROWER:

BROADSTONE NET LEASE, LLC

By:	Broadstone Net Lease, Inc., Managing Member

By:	/s/ Chris Czarnecki
	Name:	Chris Czarnecki
	Title:	Chief Financial Officer

THE PARENT:

BROADSTONE NET LEASE, INC.

By:	/s/ Chris Czarnecki
	Name:	Chris Czarnecki
	Title:	Chief Financial Officer

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THE ADMINISTRATIVE AGENT AND THE LENDERS:

MANUFACTURERS AND TRADERS TRUST COMPANY, as Administrative Agent and as a Lender

By:	/s/ Lisa Plescia
	Name:	Lisa Plescia
	Title:	Vice President

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REGIONS BANK, as a Lender

By:	/s/ Paul E. Burgan
	Name:	Paul E. Burgan
	Title:	Vice President

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BANK OF MONTREAL, as a Lender

By:	/s/ Aaron Lanski
	Name:	Aaron Lanski
	Title:	Managing Director

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CITIZENS BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Diane Vandenplas
	Name:	Diane Vandenplas
	Title:	Vice President

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Andrew W. Hussion
	Name:	Andrew W. Hussion
	Title:	Vice President

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SUNTRUST BANK, as a Lender

By:	/s/ Francine Glandt
	Name:	Francine Glandt
	Title:	Vice President

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EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of June 30, 2016 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of Manufacturers and Traders Trust Company, as Administrative Agent (the “Administrative Agent”) and each “Lender” a party to the Credit Agreement referred to below (the “Lenders”).

WHEREAS, Broadstone Net Lease, LLC (the “Borrower”), Broadstone Net Lease, Inc. (the “Parent”), the Lenders, the Administrative Agent and certain other parties have entered into that certain Credit Agreement dated as of October 2, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of October 2, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Parent, the Administrative Agent and certain of the Lenders are to enter into the Fourth Amendment to Credit Agreement dated as of the date hereof (the “Fourth Amendment”), to amend the Credit Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Fourth Amendment that the Guarantors execute and deliver this Acknowledgement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Reaffirmation. Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Fourth Amendment, shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2. Governing Law. THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3. Counterparts. This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns. Signatures hereto delivered by facsimile transmission, emailed .pdf file or other similar forms of electronic transmission shall be deemed original signatures, which hereby may be relied upon by all parties and shall be binding on the respective signor.

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IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

THE GUARANTORS:

BROADSTONE NET LEASE, INC.

By:
Name:
Title:

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BROADSTONE 2020EX TEXAS, LLC,
a New York limited liability company
BROADSTONE AI MICHIGAN, LLC,
a New York limited liability company
BROADSTONE APLB BRUNSWICK, LLC,
a New York limited liability company
BROADSTONE APLB MINNESOTA, LLC,
a New York limited liability company
BROADSTONE APLB SARASOTA, LLC,
a New York limited liability company
BROADSTONE APLB VIRGINIA, LLC,
a New York limited liability company
BROADSTONE ASDCW TEXAS, LLC,
a New York limited liability company
BROADSTONE BFW MINNESOTA, LLC,
a New York limited liability company
BROADSTONE BK EMPORIA, LLC,
a New York limited liability company
BROADSTONE BK VIRGINIA, LLC,
a New York limited liability company
BROADSTONE BNR ARIZONA, LLC,
a New York limited liability company
BROADSTONE CABLE, LLC,
a New York limited liability company

By:	Broadstone Net Lease, LLC,
a New York limited liability company,
its sole member

By: Broadstone Net Lease, Inc.
a Maryland corporation,
its managing member

By:
Name:
Title:

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BROADSTONE CFW TEXAS, LLC,
a New York limited liability company
BROADSTONE EA OHIO, LLC,
a New York limited liability company
BROADSTONE EO BIRMINGHAM I, LLC,
a New York limited liability company
BROADSTONE EO BIRMINGHAM II, LLC,
a New York limited liability company
BROADSTONE EWD ILLINOIS, LLC,
a New York limited liability company
BROADSTONE FDT WISCONSIN, LLC,
a New York limited liability company
BROADSTONE FILTER, LLC,
a New York limited liability company
BROADSTONE FMFP TEXAS B2, LLC,
a New York limited liability company
BROADSTONE FMFP TEXAS B3, LLC,
a New York limited liability company
BROADSTONE GCSC FLORIDA, LLC,
a New York limited liability company
BROADSTONE KNG OKLAHOMA, LLC,
a New York limited liability company
BROADSTONE LGC NORTHEAST, LLC,
a New York limited liability company
BROADSTONE MCW WISCONSIN, LLC,
a New York limited liability company
BROADSTONE MD OKLAHOMA, LLC,
a New York limited liability company
BROADSTONE MED FLORIDA, LLC,
a New York limited liability company
By:	Broadstone Net Lease, LLC,
a New York limited liability company,
its sole member

By: Broadstone Net Lease, Inc.
a Maryland corporation,
its managing member

By:
Name:
Title:

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BROADSTONE NDC FAYETTEVILLE, LLC,
a New York limited liability company
BROADSTONE NI NORTH CAROLINA, LLC,
a New York limited liability company
BROADSTONE PCSC TEXAS, LLC,
a New York limited liability company
BROADSTONE PY CINCINNATI, LLC,
a New York limited liability company
BROADSTONE RM MISSOURI, LLC,
a New York limited liability company
BROADSTONE ROLLER, LLC,
a New York limited liability company
BROADSTONE SOE RALEIGH, LLC,
a New York limited liability company
BROADSTONE SNC OK TX, LLC,
a New York limited liability company
BROADSTONE TA TENNESSEE, LLC,
a New York limited liability company
BROADSTONE TB JACKSONVILLE, LLC,
a New York limited liability company
BROADSTONE TB SOUTHEAST, LLC,
a New York limited liability company
BROADSTONE TB TN, LLC,
a Delaware limited liability company
BROADSTONE TR FLORIDA, LLC,
a New York limited liability company
BROADSTONE IELC TEXAS, LLC,
a New York limited liability company
By: Broadstone Net Lease, LLC,
a New York limited liability company,
its sole member
By: Broadstone Net Lease, Inc.
a Maryland corporation,
its managing member
By:
Name:
Title:

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BROADSTONE WI ALABAMA, LLC,
a New York limited liability company
BROADSTONE WI APPALACHIA, LLC,
a New York limited liability company
BROADSTONE WI EAST, LLC,
a New York limited liability company
GRC LI TX, LLC,
a Delaware limited liability company
TB TAMPA REAL ESTATE, LLC,
a New York limited liability company
BROADSTONE SC ILLINOIS, LLC,
a New York limited liability company
BROADSTONE SNI EAST, LLC,
a New York limited liability company
BROADSTONE RA CALIFORNIA, LLC,
a New York limited liability company
BROADSTONE PC MICHIGAN, LLC,
a New York limited liability company
BROADSTONE DHCP VA AL, LLC,
a New York limited liability company
BROADSTONE GC KENTUCKY, LLC,
a New York limited liability company
BROADSTONE WI GREAT PLAINS, LLC,
a New York limited liability company
BROADSTONE SNI GREENWICH, LLC,
a New York limited liability company
BROADSTONE BW TEXAS, LLC,
a New York limited liability company
BROADSTONE SF MINNESOTA, LLC,
a New York limited liability company

By: Broadstone Net Lease, LLC,
a New York limited liability company,
its sole member

By: Broadstone Net Lease, Inc.
a Maryland corporation,
its managing member

By:
Name:
Title:

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BROADSTONE BEC TEXAS, LLC,
a New York limited liability company
BROADSTONE OP OHIO, LLC,
a New York limited liability company
BROADSTONE IS HOUSTON, LLC,
a New York limited liability company
BROADSTONE SPS UTAH, LLC,
a New York limited liability company
BROADSTONE NSC TEXAS, LLC,
a New York limited liability company
BROADSTONE HLC MIDWEST, LLC,
a New York limited liability company
BROADSTONE PP ARKANSAS, LLC,
a New York limited liability company
BROADSTONE BT SOUTH, LLC,
a New York limited liability company
BROADSTONE MHH MICHIGAN, LLC,
a New York limited liability company
BROADSTONE PEARL, LLC,
a New York limited liability company
BROADSTONE APLB SC, LLC,
a New York limited liability company
BROADSTONE APLB UTAH, LLC,
a New York limited liability company
BROADSTONE BFC MARYLAND, LLC,
a New York limited liability company
BROADSTONE AC WISCONSIN, LLC,
a New York limited liability company
BROADSTONE STI MINNESOTA, LLC,
a New York limited liability company
BROADSTONE APM FLORIDA, LLC,
a New York limited liability company
BROADSTONE MFEC FLORIDA, LLC,
a New York limited liability company

By: Broadstone Net Lease, LLC,
a New York limited liability company,
its sole member

By:	Broadstone Net Lease, Inc.
a Maryland corporation,
its managing member

By:
Name:
Title:

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BROADSTONE TB NORTHWEST, LLC,
a New York limited liability company
NWR REALTY LLC,
a Washington limited liability company
BROADSTONE CI WEST, LLC,
a New York limited liability company
BROADSTONE CC PORTFOLIO, LLC,
a New York limited liability company
BROADSTONE LC FLORIDA, LLC,
a New York limited liability company
BROADSTONE BEF PORTFOLIO, LLC,
a New York limited liability company
BROADSTONE BW ARKANSAS, LLC,
a New York limited liability company
BROADSTONE BW WINGS SOUTH, LLC,
a New York limited liability company
BROADSTONE FHS TEXAS, LLC,
a New York limited liability company
BROADSTONE JFR PORTFOLIO, LLC,
a New York limited liability company
BROADSTONE KINSTON, LLC,
a New York limited liability company
BROADSTONE ASH ARKANSAS, LLC,
a New York limited liability company
BROADSTONE APLB WISCONSIN, LLC,
a New York limited liability company
BROADSTONE RL PORTFOLIO, LLC,
a New York limited liability company
BROADSTONE BW APPALACHIA, LLC,
a New York limited liability company
BROADSTONE FC PORTAGE, LLC,
a New York limited liability company
BROADSTONE MV PORTFOLIO, LLC,
a New York limited liability company
BROADSTONE NIC PENNSYLVANIA, LLC,
a New York limited liability company

By: Broadstone Net Lease, LLC,
a New York limited liability company,
its sole member

By: Broadstone Net Lease, Inc.
a Maryland corporation,
its managing member

By:
Name:
Title:

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BROADSTONE PEARL VIRGINIA, LLC
a New York limited liability company
BROADSTONE RCS TEXAS, LLC
a New York limited liability company
BROADSTONE RTC PORTFOLIO, LLC
a New York limited liability company

By: Broadstone Net Lease, LLC,
a New York limited liability company,
its sole member

By: Broadstone Net Lease, Inc.
a Maryland corporation,
its managing member

By:
Name:
Title:

[Signature Page to Guarantor Acknowledgement for Fourth Amendment to Credit Agreement

for Broadstone Net Lease LLC]